UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05912

MFS SPECIAL VALUE TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

October 31, 2019

MFS® Special Value Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site, and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-637-2304 or by logging into your Investor Center account at www.computershare.com/investor.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-637-2304 to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MFV-ANN

MANAGED DISTRIBUTION POLICY DISCLOSURE

The MFS Special Value Trust’s (the fund) Board of Trustees adopted a managed distribution policy. The fund seeks to pay monthly distributions based on an annual rate of 10.00% of the fund’s average monthly net asset value. The primary purpose of the managed distribution policy is to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month. You should not draw any conclusions about the fund’s investment performance from the amount of the current distribution or from the terms of the fund’s managed distribution policy. The Board may amend or terminate the managed distribution policy at any time without prior notice to fund shareholders. The amendment or termination of the managed distribution policy could have an adverse effect on the market price of the fund’s shares.

With each distribution, the fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. Please refer to “Tax Matters and Distributions” under Note 2 of the Notes to Financial Statements for information regarding the tax character of the fund’s distributions.

Under a managed distribution policy the fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. Any such returns of capital will decrease the fund’s total assets and, therefore, could have the effect of increasing the fund’s expense ratio. In addition, in order to make the level of distributions called for under its managed distribution policy, the fund may have to sell portfolio securities at a less than opportune time. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

MFS® Special Value Trust

New York Stock Exchange Symbol: MFV

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied during 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. The U.S. and China have repeatedly raised tariffs on each other, though preliminary steps toward an interim trade agreement have been undertaken, modestly easing tensions in recent months. While British Prime Minister Boris Johnson has negotiated a reworked withdrawal agreement with the European Union, Parliament has not yet approved the deal, leading the EU to grant the United Kingdom a Brexit delay until no later than January 31, 2020. Uncertainty over Brexit, along with the ripple effects from the trade conflict, have hampered business confidence and investment in the U.K. and Europe, though investors hope that greater clarity regarding the Brexit outcome will emerge after a British parliamentary election in December.

Markets expect that the longest economic expansion in U.S. history will continue for the time being, albeit at a slower pace. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October. Similarly, the European Central Bank loosened policy in September. While the monetary policy environment remains quite accommodative, tentative signs of easing trade tensions and receding global recession fears have helped push global interest rates modestly higher from the record-low levels posted late in the summer as investors grew less risk averse.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to responsible allocation of capital allow us to wade through the noise to uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline with the purpose of creating sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

December 16, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Citigroup, Inc.	2.4%
JPMorgan Chase & Co.	2.3%
Southern Co.	2.2%
Sherwin-Williams Co.	2.2%
Comcast Corp., “A”	2.1%
Duke Energy Corp.	2.1%
NASDAQ, Inc.	2.0%
Texas Instruments, Inc.	2.0%
Fiserv, Inc.	1.8%
U.S. Bancorp	1.8%

GICS equity sectors (g)
Financials	14.4%
Health Care	7.8%
Information Technology	4.9%
Utilities	4.3%
Materials	3.9%
Industrials	3.0%
Communication Services	2.1%
Consumer Staples	1.4%
Consumer Discretionary	0.1%
Energy	0.1%

Fixed income sectors (i)
High Yield Corporates	51.3%
Investment Grade Corporates	3.0%
Emerging Markets Bonds	1.5%
Floating Rate Loans (o)	0.0%
U.S. Treasury Securities	(1.5)%

Composition including fixed income credit quality (a)(i)
BBB	2.9%
BB	26.7%
B	19.2%
CCC	6.3%
CC	0.1%
D (o)	0.0%
Not Rated	(0.9)%
Non-Fixed Income	42.0%
Cash & Cash Equivalents	2.2%
Other	1.5%

Portfolio Composition – continued

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of October 31, 2019.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

MFS Special Value Trust (fund) is a closed-end fund. The fund’s investment objective is to seek high current income, but may also consider capital appreciation. MFS normally invests the majority of the fund’s assets in debt instruments, including below investment grade quality debt instruments. In addition, MFS normally invests a portion of the fund’s assets in equity securities.

For the twelve months ended October 31, 2019, the fund provided a total return of 13.80%, at net asset value, and a total return of 30.24%, at market value. This compares with a return of 8.38% for the fund’s benchmark, the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (Bloomberg Index). The fund’s other benchmark, the MFS Special Value Trust Blended Index (Blended Index), generated a return of 9.98%. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

The performance commentary below is based on the net asset value performance of the fund, which reflects the performance of the underlying pool of assets held by the fund. The total return at market value represents the return earned by owners of the shares of the fund, which are traded publicly on the exchange.

Market Environment

Fading fears of a near-term global recession, hopes for a partial trade deal between the United States and China and dramatically lower odds of a no-deal Brexit helped bolster market sentiment late in the period, after providing headwinds for many months prior. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, inverting portions of the US Treasury yield curve for a time. The Fed indicated in October that further rate cuts are unlikely unless the outlook for the economy materially worsens.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included cutting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it continues to attempt to deleverage its economy, cutting rates only marginally.

Management Review – continued

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019, as the Fed became more dovish, but significant trade friction between the US and China weighed on sentiment for much of the year, although hopes for a partial trade deal improved sentiment late in the period. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, Brexit uncertainty has receded. While British Prime Minister Boris Johnson has negotiated a reworked withdrawal agreement with the European Union, Parliament has not yet approved the deal, leading the EU to grant the United Kingdom a Brexit delay until no later than January 31, 2020. A UK general election, scheduled for December 12, may bring some clarity to the situation. Hopes for a limited trade agreement between the US and China, as well as fading global recession fears, were supportive factors for risk assets at period end.

Contributors to Performance

Within the equity portion of the fund, stock selection in the financials, health care and materials sectors contributed to performance relative to the equity portion of the Blended Index. Within the financials sector, the fund’s holdings of credit rating agency Moody’s (b) and risk management and human capital consulting services provider Aon (b) lifted relative returns. The share price of Aon rose on the back of strong organic growth and a cost reduction program, which improved corporate margins. Within the health care sector, overweighting shares of healthcare equipment manufacturer Danaher aided relative results as the company experienced broad-based growth across its Life Sciences, Diagnostics and Environmental & Applied Solutions divisions, which drove strong earnings results. Within the materials sector, the fund’s holdings of paint and coatings manufacturer Sherwin-Williams (b) also supported relative performance.

Elsewhere, the fund’s overweight positions in electricity provider Southern Co. and consumer credit reporting agency Equifax, in addition to holdings of strong-performing financial technology services provider Fiserv (b), semiconductor company Texas Instruments (b) and industrial products and equipment manufacturer Illinois Tool Works, benefited relative returns. Not owning shares of poor-performing integrated oil and gas company Exxon Mobil further helped relative results.

Within the fixed-income portion of the fund, bond selection supported returns relative to the Bloomberg Index. From a sector perspective, bond selection within the industrials sector was a notable relative contributor. From a quality perspective, bond selection within “CCC”, “B” and “BB” rated (r) issuers benefited relative performance. In terms of asset allocation, the fund’s lesser exposure to “CCC” rated bonds also supported relative results.

Detractors from Performance

Within the equity portion of the fund, not holding a position in the strong-performing real estate sector weakened performance relative to the equity portion of the Blended Index. Within this sector, there were no individual stocks, either in the fund or in the benchmark, that were among the fund’s top relative detractors during the reporting period.

Management Review – continued

Stocks in other sectors that weighed on relative performance included not holding shares of household products maker Procter & Gamble, telecommunication services company AT&T, semiconductor company Intel, network equipment company Cisco Systems, electricity company Next Era, pharmaceutical and medical products maker Abbott Laboratories and pharmaceutical company Merck & Company. The share price of Procter & Gamble advanced over the reporting period on the back of strong volume and pricing growth, which supported the company’s earnings results. Overweight positions in diversified medical products maker Johnson & Johnson and oil field services company Schlumberger (h), as well as holding shares of oil services and equipment company LTRI Holdings, also dampened relative results. The stock price of Johnson & Johnson declined, notably early in the period, as Reuters reported the company had known for decades about the risk of asbestos in talc baby powder; a claim the company refuted but that nonetheless raised investor concern regarding potential liability and litigation costs.

Within the fixed-income portion of the fund, a shorter duration (d) stance, relative to the Bloomberg Index, weakened performance as interest rates generally declined over the reporting period. The fund’s yield curve (y) positioning, notably its lesser exposure to shifts in the long end (centered around maturities of 10 or more years) of the yield curve was another area of relative weakness.

Respectfully,

Portfolio Manager(s)

Ward Brown, Nevin Chitkara, David Cole, Matt Ryan, and Michael Skatrud

(b)	Security is not a benchmark constituent.
(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(h)	Security was not held in the portfolio at period end.
(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Note to Shareholders: Effective December 31, 2019, Katherine Cannan will be added as a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/19

The following chart presents the fund’s historical performance in comparison to its benchmark(s). Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares. Performance data shown represents past performance and is no guarantee of future results.

Price Summary for MFS Special Value Trust

		Date		Price

Year Ended 10/31/19	Net Asset Value	10/31/19		$5.60
		10/31/18		$5.43
	New York Stock Exchange Price	10/31/19		$6.48
		10/29/19	(high) (t)	$6.50
		12/24/18	(low) (t)	$4.65
		10/31/18		$5.49

Total Returns vs Benchmark(s)

Year Ended 10/31/19	MFS Special Value Trust at
	New York Stock Exchange Price (r)	30.24%
	Net Asset Value (r)	13.80%
	Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	8.38%
	MFS Special Value Trust Blended Index (f)(w)	9.98%
	JPMorgan Emerging Markets Bond Index Global (f)	13.69%
	Russell 1000 Value Index (f)	11.21%

(f)	Source: FactSet Research Systems Inc.

(r)	Includes reinvestment of all distributions.

(t)	For the period November 1, 2018 through October 31, 2019.

(w)

As of October 31, 2019, the MFS Special Value Trust Blended Index (a custom index) was comprised of 57.50% Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 35% Russell 1000® Value Index, and 7.50% JPMorgan Emerging Markets Bond Index Global.

Performance Summary – continued

Benchmark Definition(s)

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

Russell 1000® Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this document.

It is not possible to invest directly in an index.

Notes to Performance Summary

The fund’s shares may trade at a discount or premium to net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s concurrent liquidation.

The fund’s target annual distribution rate is calculated based on an annual rate of 10.00% of the fund’s average monthly net asset value, not a fixed share price, and the fund’s dividend amount will fluctuate with changes in the fund’s average monthly net assets.

Net asset values and performance results based on net asset value per share do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Statement of Assets and Liabilities or the Financial Highlights.

Performance Summary – continued

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

PORTFOLIO MANAGERS’ PROFILES

Portfolio Manager	Primary Role	Since	Title and Five Year History
Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2005.
Katherine Cannan	Equity Securities Portfolio Manager	December 2019	Investment Officer of MFS; employed in the investment area of MFS since 2013.

Nevin Chitkara	Equity Securities Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 1997.

David Cole	Below Investment Grade Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment management area of MFS since 2004.

Matt Ryan	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 1997.

Michael Skatrud	Below Investment Grade Debt Instruments Portfolio Manager	2018	Investment Officer of MFS; employed in the investment management area of MFS since 2013.

Note to Shareholders: Effective December 31, 2019, Katherine Cannan will be added as a Portfolio Manager of the Fund.

DIVIDEND REINVESTMENT AND CASH

PURCHASE PLAN

The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. The Plan Agent will purchase shares under the Cash Purchase Plan on the 15th of January, April, July, and October or shortly thereafter.

If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. The tax status of dividends and capital gain distributions does not change whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

If your shares are held directly with the Plan Agent, you may withdraw from the Plan at any time by going to the Plan Agent’s website at www.computershare.com/investor, by calling 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by writing to the Plan Agent at P.O. Box 505005, Louisville, KY 40233-5005. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.

If you have any questions or for further information or a copy of the Plan, contact the Plan Agent Computershare Trust Company, N.A. (the Transfer Agent for the fund) at 1-800-637-2304, at the Plan Agent’s website at www.computershare.com/investor, or by writing to the Plan Agent at P.O. Box 505005, Louisville, KY 40233-5005.

PORTFOLIO OF INVESTMENTS

10/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 55.0%

Issuer	Shares/Par		Value ($)
Aerospace - 0.9%
Bombardier, Inc., 7.5%, 3/15/2025 (n)		$60,000	$57,324
TransDigm, Inc., 6.5%, 7/15/2024		125,000	129,063
TransDigm, Inc., 6.25%, 3/15/2026 (n)		70,000	74,988
TransDigm, Inc., 6.375%, 6/15/2026		25,000	26,156
TransDigm, Inc., 5.5%, 11/15/2027 (z)		70,000	69,768

			$357,299
Automotive - 1.0%
Allison Transmission, Inc., 5%, 10/01/2024 (n)		$215,000	$220,106
Allison Transmission, Inc., 5.875%, 6/01/2029 (n)		10,000	10,775
IAA Spinco, Inc., 5.5%, 6/15/2027 (n)		75,000	80,355
Panther BR Aggregator 2 LP/Panther Finance Co., Inc., 8.5%, 5/15/2027 (n)		95,000	95,713

			$406,949
Broadcasting - 2.7%
Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/2026 (n)		$45,000	$47,025
Diamond Sports Group, LLC/Diamond Sports Finance Co., 6.625%, 8/15/2027 (z)		55,000	56,650
iHeartCommunications, Inc., 6.375%, 5/01/2026 (n)		15,000	16,088
iHeartCommunications, Inc., 5.25%, 8/15/2027 (z)		15,000	15,476
Liberty Media Corp. - Liberty Formula One, 8.5%, 7/15/2029		65,000	67,112
Match Group, Inc., 6.375%, 6/01/2024		105,000	110,250
Match Group, Inc., 5%, 12/15/2027 (n)		70,000	73,062
National CineMedia, LLC, 5.875%, 4/15/2028 (z)		50,000	52,555
Netflix, Inc., 5.875%, 2/15/2025		210,000	231,000
Netflix, Inc., 5.875%, 11/15/2028		65,000	71,581
Netflix, Inc., 3.875%, 11/15/2029 (n)	EUR	100,000	114,112
Nexstar Escrow Corp., 5.625%, 7/15/2027 (n)		$70,000	73,829
WMG Acquisition Corp., 5%, 8/01/2023 (n)		30,000	30,750
WMG Acquisition Corp., 4.875%, 11/01/2024 (n)		95,000	98,325
WMG Acquisition Corp., 5.5%, 4/15/2026 (n)		15,000	15,750

			$1,073,565
Building - 2.8%
ABC Supply Co., Inc., 5.875%, 5/15/2026 (n)		$105,000	$110,281
ABC Supply Co., Inc., 4%, 1/15/2028 (z)		110,000	109,725
Beacon Escrow Corp., 4.875%, 11/01/2025 (n)		80,000	78,604
Beacon Roofing Supply, Inc., 4.5%, 11/15/2026 (n)		30,000	30,600

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Building - continued
Core & Main LP, 8.625%, (8.625% cash or 9.375% PIK) 9/15/2024 (p)(z)	$15,000	$14,925
Core & Main LP, 6.125%, 8/15/2025 (n)	60,000	60,975
HD Supply, Inc., 5.375%, 10/15/2026 (n)	135,000	142,762
NCI Building Systems, Inc., 8%, 4/15/2026 (n)	50,000	49,169
New Enterprise Stone & Lime Co., Inc., 10.125%, 4/01/2022 (n)	45,000	46,575
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/2026 (n)	110,000	114,400
Patrick Industries, Inc., 7.5%, 10/15/2027 (z)	35,000	36,313
PriSo Acquisition Corp., 9%, 5/15/2023 (n)	69,000	63,308
Standard Industries, Inc., 5.375%, 11/15/2024 (n)	55,000	56,584
Standard Industries, Inc., 6%, 10/15/2025 (n)	100,000	105,000
Summit Materials LLC/Summit Materials Finance Co., 6.125%, 7/15/2023	105,000	107,008

		$1,126,229
Business Services - 1.6%
Ascend Learning LLC, 6.875%, 8/01/2025 (n)	$80,000	$83,500
CDK Global, Inc., 4.875%, 6/01/2027	95,000	100,106
Equinix, Inc., 5.75%, 1/01/2025	55,000	56,858
Equinix, Inc., 5.875%, 1/15/2026	45,000	47,799
Financial & Risk U.S. Holdings, Inc., 8.25%, 11/15/2026 (n)	40,000	44,900
Iron Mountain, Inc., REIT, 4.875%, 9/15/2027	25,000	25,844
MSCI, Inc., 5.75%, 8/15/2025 (n)	60,000	62,925
MSCI, Inc., 4.75%, 8/01/2026 (n)	170,000	178,066
Verscend Escrow Corp., 9.75%, 8/15/2026 (n)	60,000	63,825

		$663,823
Cable TV - 4.9%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/2024	$28,000	$28,692
CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025 (n)	25,000	25,938
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/2026 (n)	215,000	227,040
CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027 (n)	130,000	137,800
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/01/2030 (z)	60,000	61,182
CSC Holdings LLC, 5.5%, 4/15/2027 (n)	200,000	212,002
CSC Holdings LLC, 7.5%, 4/01/2028 (n)	200,000	225,500
DISH DBS Corp., 5.875%, 11/15/2024	45,000	45,112
Intelsat Connect Finance, 9.5%, 2/15/2023 (n)	45,000	41,742
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023	150,000	140,250
Sirius XM Holdings, Inc., 4.625%, 7/15/2024 (n)	135,000	141,075
Sirius XM Holdings, Inc., 5.5%, 7/01/2029 (n)	45,000	48,643

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Cable TV - continued
Sirius XM Radio, Inc., 4.625%, 5/15/2023 (n)		$85,000	$86,530
Sirius XM Radio, Inc., 5.375%, 4/15/2025 (n)		45,000	46,800
Telesat Holdings, Inc., 6.5%, 10/15/2027 (z)		40,000	41,762
Videotron Ltd., 5.375%, 6/15/2024 (n)		25,000	27,156
Videotron Ltd., 5.125%, 4/15/2027 (n)		195,000	207,187
Virgin Media Secured Finance PLC, 5.5%, 5/15/2029 (z)		200,000	212,500

			$1,956,911
Chemicals - 1.3%
Axalta Coating Systems Co., 4.875%, 8/15/2024 (n)		$150,000	$154,875
Element Solutions, Inc., 5.875%, 12/01/2025 (z)		30,000	31,317
SPCM S.A., 4.875%, 9/15/2025 (n)		200,000	207,000
Starfruit Finance Co./Starfruit U.S. Holding Co. LLC, 6.5%, 10/01/2026 (n)	EUR	100,000	112,506

			$505,698
Computer Software - 0.7%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.875%, 6/15/2021 (n)		$56,000	$56,861
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, 6/15/2026 (n)		45,000	51,362
VeriSign, Inc., 5.25%, 4/01/2025		115,000	125,925
VeriSign, Inc., 4.75%, 7/15/2027		45,000	47,531

			$281,679
Computer Software - Systems - 1.4%
CDW LLC/CDW Finance Corp., 4.25%, 4/01/2028		$90,000	$93,159
Fair Isaac Corp., 5.25%, 5/15/2026 (n)		125,000	135,625
JDA Software Group, Inc., 7.375%, 10/15/2024 (n)		70,000	72,611
Sabre GLBL, Inc., 5.375%, 4/15/2023 (n)		135,000	138,544
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)		105,000	112,350

			$552,289
Conglomerates - 1.7%
Amsted Industries Co., 5.625%, 7/01/2027 (n)		$60,000	$63,450
BWX Technologies, Inc., 5.375%, 7/15/2026 (n)		120,000	127,086
CFX Escrow Corp., 6.375%, 2/15/2026 (n)		20,000	21,650
EnerSys, 5%, 4/30/2023 (n)		110,000	113,437
Gates Global LLC, 6%, 7/15/2022 (n)		48,000	47,940
Granite Holdings U.S. Acquisition Co., 11%, 10/01/2027 (z)		30,000	27,825
MTS Systems Corp., 5.75%, 8/15/2027 (z)		65,000	68,088
Stevens Holding Co., Inc., 6.125%, 10/01/2026 (n)		75,000	80,625
TriMas Corp., 4.875%, 10/15/2025 (n)		150,000	152,625

			$702,726

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Construction - 0.7%
Mattamy Group Corp., 6.5%, 10/01/2025 (n)	$85,000	$89,888
Toll Brothers Finance Corp., 4.875%, 11/15/2025	60,000	64,800
Toll Brothers Finance Corp., 4.35%, 2/15/2028	120,000	124,762

		$279,450
Consumer Products - 0.5%
Coty, Inc., 6.5%, 4/15/2026 (n)	$70,000	$71,721
Energizer Holdings, Inc., 6.375%, 7/15/2026 (n)	95,000	101,298
Mattel, Inc., 6.75%, 12/31/2025 (n)	15,000	15,656

		$188,675
Consumer Services - 1.3%
Allied Universal Holdco LLC, 9.75%, 7/15/2027 (n)	$50,000	$52,250
Cimpress N.V., 7%, 6/15/2026 (n)	150,000	158,250
Frontdoor, Inc., 6.75%, 8/15/2026 (n)	65,000	70,769
GW B-CR Security Corp., 9.5%, 11/01/2027	12,000	12,330
NVA Holdings, Inc., 6.875%, 4/01/2026 (n)	45,000	48,263
Realogy Group LLC, 9.375%, 4/01/2027 (n)	65,000	63,862
ServiceMaster Co. LLC, 5.125%, 11/15/2024 (n)	105,000	108,675

		$514,399
Containers - 2.1%
ARD Securities Finance, 8.75%, (8.75% cash or 8.75% PIK) 1/31/2023 (n)(p)	$217,882	$221,619
BWAY Holding Co., Inc., 7.25%, 4/15/2025 (n)	50,000	47,813
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026	100,000	104,375
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026	40,000	41,972
Flex Acquisition Co., Inc., 6.875%, 1/15/2025 (n)	85,000	79,687
Reynolds Group, 5.75%, 10/15/2020	48,456	48,623
Reynolds Group, 5.125%, 7/15/2023 (n)	70,000	71,817
Reynolds Group, 7%, 7/15/2024 (n)	25,000	25,875
Sealed Air Corp., 4.875%, 12/01/2022 (n)	115,000	121,756
Silgan Holdings, Inc., 4.75%, 3/15/2025	85,000	86,912

		$850,449
Electrical Equipment - 0.3%
CommScope Technologies LLC, 6%, 6/15/2025 (n)	$50,000	$44,485
CommScope Technologies LLC, 5%, 3/15/2027 (n)	75,000	61,312

		$105,797
Electronics - 1.2%
Entegris, Inc., 4.625%, 2/10/2026 (n)	$100,000	$102,953
Qorvo, Inc., 5.5%, 7/15/2026	110,000	117,423

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Electronics - continued
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	$90,000	$98,775
Sensata Technologies B.V., 5%, 10/01/2025 (n)	140,000	150,878

		$470,029
Emerging Market Sovereign - 1.1%
Republic of Ecuador, 10.5%, 3/24/2020 (n)	$200,000	$202,502
Republic of Ecuador, 10.75%, 1/31/2029 (n)	200,000	203,002
Republic of Venezuela, 7%, 3/31/2038 (a)(d)	203,000	19,285

		$424,789
Energy - Independent - 1.1%
Afren PLC, 11.5%, 2/01/2016 (a)(d)(z)	$195,167	$160
Callon Petroleum Co., 6.375%, 7/01/2026	60,000	55,950
CrownRock LP/CrownRock Finance, Inc., 5.625%, 10/15/2025 (n)	95,000	92,864
Highpoint Operating Corp., 7%, 10/15/2022	5,000	4,475
Jagged Peak Energy LLC, 5.875%, 5/01/2026	45,000	45,450
Laredo Petroleum, Inc., 6.25%, 3/15/2023	5,000	4,563
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6%, 8/01/2026 (n)	55,000	55,000
Montage Resources Corp., 8.875%, 7/15/2023	5,000	3,838
Parsley Energy LLC/Parsley Finance Corp., 5.625%, 10/15/2027 (n)	60,000	61,950
Range Resources Corp., 4.875%, 5/15/2025	10,000	8,025
Sanchez Energy Corp., 6.125%, 1/15/2023 (a)(d)	65,000	2,925
SM Energy Co., 6.75%, 9/15/2026	55,000	47,162
Southwestern Energy Co., 6.2%, 1/23/2025	10,000	8,800
WPX Energy, Inc., 5.75%, 6/01/2026	50,000	50,250

		$441,412
Entertainment - 1.5%
AMC Entertainment Holdings, Inc., 5.75%, 6/15/2025	$55,000	$52,256
Live Nation Entertainment, Inc., 4.875%, 11/01/2024 (n)	35,000	36,225
Live Nation Entertainment, Inc., 5.625%, 3/15/2026 (n)	115,000	122,475
Live Nation Entertainment, Inc., 4.75%, 10/15/2027 (n)	15,000	15,639
Motion Bondco D.A.C., 6.625%, 11/15/2027 (z)	200,000	203,500
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (n)	165,000	170,362

		$600,457
Financial Institutions - 1.4%
Avolon Holdings Funding Ltd., 5.125%, 10/01/2023	$60,000	$64,740
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)	42,000	43,605
Global Aircraft Leasing Co. Ltd., 6.5%, (6.5% cash or 7.25% PIK) 9/15/2024 (n)(p)	125,000	127,931
OneMain Financial Corp., 6.875%, 3/15/2025	50,000	56,625
OneMain Financial Corp., 7.125%, 3/15/2026	30,000	34,200

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Financial Institutions - continued
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)	$150,000	$164,910
Wand Merger Corp., 8.125%, 7/15/2023 (n)	80,000	84,800

		$576,811
Food & Beverages - 2.0%
Cott Holdings, Inc., 5.5%, 4/01/2025 (n)	$115,000	$119,887
JBS USA LLC/JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)	110,000	121,001
JBS USA Lux S.A./JBS USA Finance, Inc., 5.875%, 7/15/2024 (n)	68,000	70,125
Lamb Weston Holdings, Inc., 4.625%, 11/01/2024 (n)	175,000	183,969
Lamb Weston Holdings, Inc., 4.875%, 11/01/2026 (n)	40,000	42,050
Performance Food Group Co., 5.5%, 10/15/2027 (z)	65,000	68,737
Pilgrim’s Pride Corp., 5.75%, 3/15/2025 (n)	25,000	25,938
Pilgrim’s Pride Corp., 5.875%, 9/30/2027 (n)	65,000	69,649
U.S. Foods Holding Corp., 5.875%, 6/15/2024 (n)	110,000	113,300

		$814,656
Gaming & Lodging - 2.5%
CCM Merger, Inc., 6%, 3/15/2022 (n)	$85,000	$87,019
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	55,000	59,741
GLP Capital LP/GLP Financing II, Inc., 5.25%, 6/01/2025	75,000	82,239
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	30,000	32,990
Hilton Domestic Operating Co., Inc., 5.125%, 5/01/2026	115,000	120,750
Hilton Worldwide Finance LLC, 4.625%, 4/01/2025	105,000	107,887
MGM Growth Properties LLC, 4.5%, 9/01/2026	145,000	154,062
Scientific Games Corp., 8.25%, 3/15/2026 (n)	45,000	47,588
Wyndham Hotels Group LLC, 5.375%, 4/15/2026 (n)	170,000	179,350
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.5%, 3/01/2025 (n)	115,000	122,187
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/2027 (z)	20,000	20,850

		$1,014,663
Industrial - 0.3%
KAR Auction Services, Inc., 5.125%, 6/01/2025 (n)	$100,000	$104,375

Insurance - Health - 0.3%
Centene Corp., 6.125%, 2/15/2024	$55,000	$57,183
Centene Corp., 5.375%, 6/01/2026 (n)	75,000	79,387

		$136,570
Insurance - Property & Casualty - 0.6%
Alliant Holdings Intermediate LLC, 6.75%, 10/15/2027 (z)	$60,000	$62,407
AssuredPartners, Inc., 7%, 8/15/2025 (n)	90,000	89,662
Hub International Ltd., 7%, 5/01/2026 (n)	100,000	102,875

		$254,944

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - 3.9%
Avantor, Inc., 9%, 10/01/2025 (n)	$120,000	$134,064
BCPE Cycle Merger Sub II, Inc., 10.625%, 7/15/2027 (n)	35,000	32,725
DaVita, Inc., 5%, 5/01/2025	80,000	80,816
Encompass Health Corp., 5.75%, 9/15/2025	40,000	41,750
Encompass Health Corp., 4.5%, 2/01/2028	25,000	25,563
HCA, Inc., 7.5%, 2/15/2022	135,000	149,782
HCA, Inc., 5.375%, 2/01/2025	195,000	214,256
HCA, Inc., 5.875%, 2/15/2026	90,000	101,250
HCA, Inc., 5.625%, 9/01/2028	20,000	22,475
HealthSouth Corp., 5.125%, 3/15/2023	105,000	107,100
Heartland Dental LLC, 8.5%, 5/01/2026 (n)	50,000	49,188
IQVIA Holdings, Inc., 5%, 5/15/2027 (n)	200,000	212,000
MPH Acquisition Holdings LLC, 7.125%, 6/01/2024 (n)	60,000	55,503
Polaris, 8.5%, (8.5% cash or 8.5% PIK) 12/01/2022 (n)(p)	35,000	29,313
Regional Care/LifePoint Health, Inc., 9.75%, 12/01/2026 (n)	90,000	98,775
Team Health Holdings, Inc., 6.375%, 2/01/2025 (n)	20,000	12,900
Tenet Healthcare Corp., 6.75%, 6/15/2023	60,000	63,507
Tenet Healthcare Corp., 4.875%, 1/01/2026 (z)	85,000	87,975
West Street Merger Sub, Inc., 6.375%, 9/01/2025 (n)	75,000	71,437

		$1,590,379
Medical Equipment - 0.7%
Hill-Rom Holdings, Inc., 4.375%, 9/15/2027 (n)	$60,000	$61,800
Teleflex, Inc., 5.25%, 6/15/2024	80,000	82,150
Teleflex, Inc., 4.875%, 6/01/2026	30,000	31,453
Teleflex, Inc., 4.625%, 11/15/2027	85,000	89,038

		$264,441
Metals & Mining - 1.9%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)	$55,000	$55,000
Big River Steel LLC, 7.25%, 9/01/2025 (n)	20,000	20,550
Freeport-McMoRan Copper & Gold, Inc., 5.4%, 11/14/2034	50,000	48,813
Freeport-McMoRan, Inc., 5%, 9/01/2027	60,000	61,275
Freeport-McMoRan, Inc., 5.25%, 9/01/2029	60,000	61,068
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375%, 12/15/2023 (n)	30,000	28,950
Harsco Corp., 5.75%, 7/31/2027 (n)	65,000	67,520
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125%, 11/01/2022 (n)	130,000	65,000
Novelis Corp., 5.875%, 9/30/2026 (n)	85,000	89,258
Steel Dynamics, Inc., 4.125%, 9/15/2025	90,000	92,034
Steel Dynamics, Inc., 5%, 12/15/2026	65,000	69,238

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Metals & Mining - continued
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.5%, 6/15/2025 (n)	$30,000	$25,500
TMS International Corp., 7.25%, 8/15/2025 (n)	85,000	70,338

		$754,544
Midstream - 1.6%
Antero Midstream Partners LP, 5.75%, 3/01/2027 (z)	$10,000	$7,438
Cheniere Energy Partners LP, 5.25%, 10/01/2025	170,000	175,950
Cheniere Energy, Inc., 5.875%, 3/31/2025	200,000	221,768
Cheniere Energy, Inc., 4.5%, 10/01/2029 (n)	37,000	37,694
Targa Resources Partners LP/Targa Resources Finance Corp., 5.25%, 5/01/2023	75,000	75,281
Targa Resources Partners LP/Targa Resources Finance Corp., 5.125%, 2/01/2025 (n)	40,000	41,001
Targa Resources Partners LP/Targa Resources Finance Corp., 5.375%, 2/01/2027	95,000	97,256

		$656,388
Network & Telecom - 0.1%
Zayo Group LLC/Zayo Capital, Inc., 5.75%, 1/15/2027 (n)	$55,000	$55,901

Oil Services - 0.4%
Apergy Corp., 6.375%, 5/01/2026	$70,000	$68,425
Diamond Offshore Drill Co., 5.7%, 10/15/2039	60,000	32,100
Ensign Drilling, Inc., 9.25%, 4/15/2024 (n)	20,000	17,000
Nabors Industries, Inc., 5.75%, 2/01/2025	40,000	29,812

		$147,337
Oils - 0.5%
Parkland Fuel Corp., 6%, 4/01/2026 (n)	$100,000	$105,720
PBF Holding Co. LLC/PBF Finance Corp., 7%, 11/15/2023	15,000	15,450
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/2025	70,000	73,150

		$194,320
Pharmaceuticals - 0.9%
Eagle Holding Co. II LLC, 7.625%, 5/15/2022 (n)	$65,000	$65,569
Eagle Holding Co. II LLC, 7.75%, 5/15/2022 (n)	20,000	20,300
Endo Finance LLC/Endo Finco, Inc., 5.375%, 1/15/2023 (n)	50,000	31,500
Valeant Pharmaceuticals International, Inc., 5.5%, 3/01/2023 (n)	38,000	38,332
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/2025 (n)	190,000	197,244

		$352,945
Pollution Control - 0.6%
Covanta Holding Corp., 5.875%, 3/01/2024	$135,000	$138,712
Covanta Holding Corp., 6%, 1/01/2027	85,000	88,825

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Pollution Control - continued
GFL Environmental, Inc., 8.5%, 5/01/2027 (z)	$20,000	$22,000

		$249,537
Printing & Publishing - 0.3%
Nielsen Co. Lux S.à r.l., 5%, 2/01/2025 (n)	$20,000	$19,900
Nielsen Finance LLC, 5%, 4/15/2022 (n)	86,000	86,432

		$106,332
Real Estate - Healthcare - 0.3%
MPT Operating Partnership LP/MPT Financial Co., REIT, 5.25%, 8/01/2026	$65,000	$68,331
MPT Operating Partnership LP/MPT Financial Co., REIT, 5%, 10/15/2027	55,000	57,888

		$126,219
Real Estate - Other - 0.8%
CyrusOne LP/CyrusOne Finance Corp., REIT, 5%, 3/15/2024	$120,000	$123,600
CyrusOne LP/CyrusOne Finance Corp., REIT, 5.375%, 3/15/2027	60,000	64,125
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2023	50,000	51,000
Ryman Hospitality Properties, Inc., REIT, 4.75%, 10/15/2027 (n)	96,000	99,250

		$337,975
Restaurants - 0.7%
Golden Nugget, Inc., 6.75%, 10/15/2024 (n)	$60,000	$61,806
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 6/01/2026 (n)	180,000	190,350
Yum! Brands, Inc., 4.75%, 1/15/2030 (z)	45,000	47,194

		$299,350
Retailers - 0.6%
DriveTime Automotive Group, Inc., 8%, 6/01/2021 (n)	$60,000	$60,975
L Brands, Inc., 5.25%, 2/01/2028	110,000	102,025
Party City Holdings, Inc., 6.625%, 8/01/2026 (n)	35,000	34,037
Sally Beauty Holdings, Inc., 5.625%, 12/01/2025	40,000	41,300

		$238,337
Specialty Chemicals - 0.6%
Koppers, Inc., 6%, 2/15/2025 (n)	$55,000	$54,833
Univar USA, Inc., 6.75%, 7/15/2023 (n)	180,000	182,925

		$237,758
Specialty Stores - 0.3%
Penske Automotive Group Co., 5.375%, 12/01/2024	$55,000	$56,513
Penske Automotive Group Co., 5.5%, 5/15/2026	55,000	57,475

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Specialty Stores - continued
PetSmart, Inc., 5.875%, 6/01/2025 (n)	$18,000	$17,732

		$131,720
Supermarkets - 0.2%
Albertsons Cos. LLC/Safeway, Inc., 6.625%, 6/15/2024	$31,000	$32,511
Albertsons Cos. LLC/Safeway, Inc., 5.75%, 3/15/2025	45,000	46,562
Albertsons Cos. LLC/Safeway, Inc., 5.875%, 2/15/2028 (z)	10,000	10,675

		$89,748
Telecommunications - Wireless - 3.7%
Altice Luxembourg S.A., 7.625%, 2/15/2025 (n)	$200,000	$206,250
SBA Communications Corp., 4%, 10/01/2022	120,000	122,418
SBA Communications Corp., 4.875%, 9/01/2024	115,000	119,456
SFR Group S.A., 7.375%, 5/01/2026 (n)	200,000	214,169
Sprint Corp., 7.875%, 9/15/2023	185,000	204,194
Sprint Corp., 7.125%, 6/15/2024	195,000	211,575
Sprint Nextel Corp., 6%, 11/15/2022	70,000	74,025
T-Mobile USA, Inc., 6.5%, 1/15/2024	75,000	77,906
T-Mobile USA, Inc., 5.125%, 4/15/2025	60,000	62,343
T-Mobile USA, Inc., 6.5%, 1/15/2026	70,000	74,907
T-Mobile USA, Inc., 5.375%, 4/15/2027	115,000	123,625

		$1,490,868
Utilities - Electric Power - 1.0%
Clearway Energy Operating LLC, 5.75%, 10/15/2025	$170,000	$174,462
NextEra Energy Operating Co., 4.25%, 9/15/2024 (n)	120,000	124,800
NextEra Energy Operating Co., 4.5%, 9/15/2027 (n)	35,000	35,700
NextEra Energy, Inc., 4.25%, 7/15/2024 (n)	46,000	47,251
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)	25,000	25,563

		$407,776
Total Bonds (Identified Cost, $21,866,732)		$22,136,519

Common Stocks - 41.9%
Brokerage & Asset Managers - 3.1%
BlackRock, Inc.	959	$442,770
NASDAQ, Inc.	8,033	801,453

		$1,244,223
Business Services - 4.1%
Accenture PLC, “A”	2,528	$468,742
Equifax, Inc.	3,398	464,541
Fiserv, Inc. (a)	6,923	734,807

		$1,668,090

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Cable TV - 2.1%
Comcast Corp., “A”	19,006	$851,849

Chemicals - 1.7%
PPG Industries, Inc.	5,416	$677,650

Construction - 2.2%
ICA Tenedora, S.A. de C.V. (a)	10,542	$18,617
Sherwin-Williams Co.	1,529	875,077

		$893,694
Electronics - 2.0%
Texas Instruments, Inc.	6,682	$788,409

Food & Beverages - 1.4%
Nestle S.A., ADR	5,280	$565,805

Health Maintenance Organizations - 1.5%
Cigna Corp.	3,458	$617,115

Insurance - 3.5%
Aon PLC	3,334	$643,995
Marsh & McLennan Cos., Inc.	2,346	243,093
Travelers Cos., Inc.	3,930	515,066

		$1,402,154
Machinery & Tools - 1.8%
Illinois Tool Works, Inc.	4,192	$706,687

Major Banks - 2.3%
JPMorgan Chase & Co.	7,255	$906,295

Medical Equipment - 4.8%
Danaher Corp.	4,339	$598,001
Medtronic PLC	6,402	697,178
Thermo Fisher Scientific, Inc.	2,105	635,668

		$1,930,847
Oil Services - 0.1%
LTRI Holdings LP (a)(u)	60	$30,347

Other Banks & Diversified Financials - 4.1%
Citigroup, Inc.	13,260	$952,864
U.S. Bancorp	12,552	715,715

		$1,668,579

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - 1.5%
Johnson & Johnson	4,605	$608,044

Printing & Publishing - 1.4%
Moody’s Corp.	2,631	$580,635

Special Products & Services - 0.0%
Motors Liquidation Co. (a)	31	$305

Utilities - Electric Power - 4.3%
Duke Energy Corp.	8,902	$839,102
Southern Co.	14,012	877,992

		$1,717,094
Total Common Stocks (Identified Cost, $9,653,261)		$16,857,822

Convertible Bonds - 0.1%
Cable TV - 0.1%
DISH Network Corp., 3.375%, 8/15/2026 (Identified Cost, $31,849)	$35,000	$32,727

Floating Rate Loans (r) - 0.0%
Conglomerates - 0.0%
Gates Global LLC, Term Loan B2, 4.535%, 4/01/2024 (Identified Cost, $22,073)	$22,768	$22,260

	Strike Price	First Exercise
Warrants - 0.0%
Forest & Paper Products - 0.0%
Appvion Holdings Corp. - Tranche A (1 share for 1 warrant) (a)	$27.17	8/24/18	40	$10
Appvion Holdings Corp. - Tranche B (1 share for 1 warrant) (a)	31.25	8/24/18	40	5
Total Warrants (Identified Cost, $0)				$15

Investment Companies (h) - 3.6%
Money Market Funds - 3.6%
MFS Institutional Money Market Portfolio, 1.89% (v) (Identified Cost, $1,461,297)			1,461,365	$1,461,511

Other Assets, Less Liabilities - (0.6)%				(252,988)
Net Assets – 100.0%				$40,257,866

Portfolio of Investments – continued

(a)	Non-income producing security.
(d)	In default.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $1,461,511 and $39,049,343, respectively.

(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $13,374,920, representing 33.2% of net assets.

(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(r)

The remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. The interest rate shown represents the weighted average of the floating interest rates on settled contracts within the loan facility at period end, unless otherwise indicated. The floating interest rates on settled contracts are determined periodically by reference to a base lending rate and a spread.

(u)

The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
ABC Supply Co., Inc., 4%, 1/15/2028	10/23/19-10/24/19	$110,238	$109,725
Afren PLC, 11.5%, 2/01/2016	02/11/11	193,132	160
Albertsons Cos. LLC/Safeway, Inc., 5.875%, 2/15/2028	08/01/19	10,000	10,675
Alliant Holdings Intermediate LLC, 6.75%, 10/15/2027	10/02/19-10/03/19	60,373	62,407
Antero Midstream Partners LP, 5.75%, 3/01/2027	10/15/19	8,332	7,438
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/01/2030	09/17/19	60,000	61,182
Core & Main LP, 8.625%, (8.625% cash or 9.375% PIK) 9/15/2024	10/11/19	14,951	14,925
Diamond Sports Group, LLC/Diamond Sports Finance Co., 6.625%, 8/15/2027	07/18/19-08/21/19	55,454	56,650
Element Solutions, Inc., 5.875%, 12/01/2025	08/28/19-09/04/19	31,368	31,317
GFL Environmental, Inc., 8.5%, 5/01/2027	09/03/19	21,919	22,000
Granite Holdings U.S. Acquisition Co., 11%, 10/01/2027	09/25/19	28,861	27,825
iHeartCommunications, Inc., 5.25%, 8/15/2027	08/01/19-08/21/19	15,210	15,476
Motion Bondco D.A.C., 6.625%, 11/15/2027	10/16/19	200,000	203,500
MTS Systems Corp., 5.75%, 8/15/2027	07/12/19	65,412	68,088

Portfolio of Investments – continued

Restricted Securities – continued	Acquisition Date	Cost	Value
National CineMedia, LLC, 5.875%, 4/15/2028	10/03/19	$50,317	$52,555
Patrick Industries, Inc., 7.5%, 10/15/2027	09/12/19	35,000	36,313
Performance Food Group Co., 5.5%, 10/15/2027	09/16/19-09/17/19	66,226	68,737
Telesat Holdings, Inc., 6.5%, 10/15/2027	09/27/19	40,391	41,762
Tenet Healthcare Corp., 4.875%, 1/01/2026	08/12/19-08/21/19	85,099	87,975
TransDigm, Inc., 5.5%, 11/15/2027	10/29/19	70,000	69,768
Virgin Media Secured Finance PLC, 5.5%, 5/15/2029	10/30/19	213,500	212,500
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/2027	07/12/19	20,297	20,850
Yum! Brands, Inc., 4.75%, 1/15/2030	09/04/19	45,000	47,194
Total Restricted Securities			$1,329,022
% of Net assets			3.3%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 10/31/19

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
USD	217,360	EUR	197,495	Merrill Lynch International	12/13/2019	$(3,492)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives

Interest Rate Futures
U.S. Treasury Note 5 yr	Short	USD	5	$596,016	December - 2019	$4,084

At October 31, 2019, the fund had cash collateral of $4,000 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $31,573,915)	$39,049,343
Investments in affiliated issuers, at value (identified cost, $1,461,297)	1,461,511
Cash	94
Deposits with brokers for
Futures contracts	4,000
Receivables for
Investments sold	26,812
Interest and dividends	317,623
Other assets	4,003
Total assets	$40,863,386

Liabilities
Payables for
Forward foreign currency exchange contracts	$3,492
Net daily variation margin on open futures contracts	2,773
Investments purchased	499,544
Payable to affiliates
Investment adviser	1,997
Administrative services fee	94
Transfer agent and dividend disbursing costs	387
Payable for independent Trustees’ compensation	16
Accrued expenses and other liabilities	97,217
Total liabilities	$605,520
Net assets	$40,257,866

Net assets consist of
Paid-in capital	$32,923,907
Total distributable earnings (loss)	7,333,959
Net assets	$40,257,866
Shares of beneficial interest outstanding	7,193,688
Net asset value per share (net assets of $40,257,866 / 7,193,688 shares of beneficial interest outstanding)	$5.60

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$1,306,018
Dividends	346,274
Dividends from affiliated issuers	35,875
Other	1,755
Foreign taxes withheld	(1,958)
Total investment income	$1,687,964
Expenses
Management fee	$325,410
Transfer agent and dividend disbursing costs	15,267
Administrative services fee	17,500
Independent Trustees’ compensation	4,406
Stock exchange fee	23,872
Custodian fee	5,759
Shareholder communications	43,928
Audit and tax fees	76,458
Legal fees	1,906
Miscellaneous	39,857
Total expenses	$554,363
Net investment income (loss)	$1,133,601

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$326,507
Affiliated issuers	200
Futures contracts	(19,028)
Forward foreign currency exchange contracts	17,248
Foreign currency	157
Net realized gain (loss)	$325,084
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$3,637,475
Affiliated issuers	125
Futures contracts	4,084
Forward foreign currency exchange contracts	(6,316)
Translation of assets and liabilities in foreign currencies	16
Net unrealized gain (loss)	$3,635,384
Net realized and unrealized gain (loss)	$3,960,468
Change in net assets from operations	$5,094,069

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	10/31/19	10/31/18
Change in net assets

From operations
Net investment income (loss)	$1,133,601	$1,136,813
Net realized gain (loss)	325,084	919,388
Net unrealized gain (loss)	3,635,384	(2,151,519)
Change in net assets from operations	$5,094,069	$(95,318)
Distributions to shareholders	$(1,435,228)	$(2,074,125)
Tax return of capital distributions to shareholders	$(2,484,303)	$(2,074,137)
Change in net assets from fund share transactions	$249,179	$235,740
Total change in net assets	$1,423,717	$(4,007,840)

Net assets
At beginning of period	38,834,149	42,841,989
At end of period	$40,257,866	$38,834,149

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended

	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Net asset value, beginning of period	$5.43	$6.03	$5.91		$6.09	$6.78

Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.16	$0.20	(c)	$0.23	$0.25
Net realized and unrealized gain (loss)	0.56	(0.18)	0.52		0.18	(0.29)
Total from investment operations	$0.72	$(0.02)	$0.72		$0.41	$(0.04)

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.18)	$(0.21)		$(0.24)	$(0.32)
From net realized gain	(0.03)	(0.11)	—		—	—
From tax return of capital	(0.35)	(0.29)	(0.39)		(0.35)	(0.33)
Total distributions declared to shareholders	$(0.55)	$(0.58)	$(0.60)		$(0.59)	$(0.65)
Net increase from repurchase of capital shares	$—	$—	$0.00	(w)	$—	$—
Net asset value, end of period (x)	$5.60	$5.43	$6.03		$5.91	$6.09
Market value, end of period	$6.48	$5.49	$6.66		$5.50	$5.53
Total return at market value (%)	30.24	(8.87)	33.86		10.75	(19.11)
Total return at net asset value (%) (j)(r)(s)(x)	13.80	(0.44)	12.79	(c)	8.07	(0.28)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.41	1.39	1.23	(c)	1.42	1.41
Expenses after expense reductions (f)	N/A	N/A	N/A		N/A	N/A
Net investment income (loss)	2.89	2.76	3.35	(c)	3.88	3.80
Portfolio turnover	34	33	35		26	29
Net assets at end of period (000 omitted)	$40,258	$38,834	$42,842		$41,849	$43,126

See Notes to Financial Statements

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns at net asset value have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Special Value Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that purchased callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is

Notes to Financial Statements – continued

subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the

Notes to Financial Statements – continued

fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$16,243,053	$15	$30,347	$16,273,415
Switzerland	565,805	—	—	565,805
Mexico	—	18,617	—	18,617
Non-U.S. Sovereign Debt	—	424,789	—	424,789
U.S. Corporate Bonds	—	18,608,932	—	18,608,932
Foreign Bonds	—	3,135,525	—	3,135,525
Floating Rate Loans	—	22,260	—	22,260
Mutual Funds	1,461,511	—	—	1,461,511
Total	$18,270,369	$22,210,138	$30,347	$40,510,854

Other Financial Instruments
Futures Contracts – Assets	$4,084	$—	$—	$4,084
Forward Foreign Currency Exchange
Contracts – Liabilities	—	(3,492)	—	(3,492)

For further information regarding security characteristics, see the Portfolio of Investments.

Notes to Financial Statements – continued

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 10/31/18	$53,365
Change in unrealized appreciation or depreciation	(23,018)
Balance as of 10/31/19	$30,347

The net change in unrealized appreciation or depreciation from investments held as level 3 at October 31, 2019 is $(23,018). At October 31, 2019, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2019 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$4,084	$—
Foreign Exchange	Forward Foreign Currency Exchange Contracts	—	(3,492)
Total		$4,084	$(3,492)

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(19,028)	$—
Foreign Exchange	—	17,248
Total	$(19,028)	$17,248

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$4,084	$—
Foreign Exchange	—	(6,316)
Total	$4,084	$(6,316)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments

Notes to Financial Statements – continued

across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may

Notes to Financial Statements – continued

enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be

Notes to Financial Statements – continued

recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. The fund seeks to pay monthly distributions based on an annual rate of 10.00% of the fund’s average monthly net asset value. As a result, distributions may exceed actual earnings which may result in a tax return of capital. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to defaulted bonds and amortization and accretion of debt securities.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 10/31/19	Year ended 10/31/18
Ordinary income (including any short-term capital gains) (a)	$1,229,679	$1,295,488
Long-term capital gains	205,549	778,637
Tax return of capital (b)	2,484,303	2,074,137

Total distributions	$3,919,531	$4,148,262

(a)

Included in the fund’s distributions from ordinary income for the year ended October 31, 2018 is $89,992 in excess of investment company taxable income which, in accordance with applicable U.S. tax law, is taxable to shareholders as ordinary income distributions.

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/19

Cost of investments	$33,153,100
Gross appreciation	7,925,857

Gross depreciation	(567,511)
Net unrealized appreciation (depreciation)	$7,358,346

Other temporary differences	(24,387)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.68% of the fund’s average daily net assets and 3.40% of gross income. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in the Statement of Operations. MFS has agreed to reduce its management fee to the lesser of the contractual management fee as set forth above or 0.90% of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until October 31, 2020. For the year ended October 31, 2019, the fund’s average daily net assets and gross income fees did not meet the thresholds required to waive the management fee under this agreement. The management fee, from net assets and gross income, incurred for the year ended October 31, 2019 was equivalent to an annual effective rate of 0.83% of the fund’s average daily net assets.

Transfer Agent – The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended October 31, 2019, these fees paid to MFSC amounted to $2,193.

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2019 was equivalent to an annual effective rate of 0.0446% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a net decrease in pension expense of $4,705 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended October 31, 2019. Effective June 30, 2019, the fund no longer participates in the DB plan.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended October 31, 2019, the fee paid by the fund under this agreement was $59 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended October 31, 2019, the fund engaged in sale transactions pursuant to this policy, which amounted to $4,146. The sales transactions resulted in net realized gains (losses) of $1,634.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended October 31, 2019, this reimbursement amounted to $434, which is included in “Other” income in the Statement of Operations.

Notes to Financial Statements – continued

(4) Portfolio Securities

For the year ended October 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $12,790,785 and $14,451,830, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/19		Year ended 10/31/18

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions	44,616	$249,179	40,652	$235,740

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended October 31, 2019, the fund’s commitment fee and interest expense were $224 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$1,805,415	$8,398,908	$8,743,137	$200	$125	$1,461,511

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$35,875	$—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of MFS Special Value Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Special Value Trust (the “Fund”), including the portfolio of investments, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

December 16, 2019

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At the annual meeting of shareholders of MFS Special Value Trust, which was held on October 3, 2019, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Shares
Nominee	For	Withheld Authority
Maureen R. Goldfarb	5,359,145.786	376,965.000
Robert J. Manning	5,424,812.786	311,298.000
Maryanne L. Roepke	5,360,805.786	375,305.000
Laurie J. Thomsen	5,367,766.786	368,344.000

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	2022	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	2021	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	2020	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	2020	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	2021	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	2022	133	Private investor	N/A

Michael Hegarty* (age 74)	Trustee	December 2004	2020	133	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 64)	Trustee	January 2019	2020	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	2021	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	2021	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	2022	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	2022	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	N/A	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	N/A	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	N/A	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	N/A	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	N/A	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	N/A	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	N/A	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	N/A	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	N/A	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	N/A	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	N/A	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	N/A	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	N/A	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

*	As of December 31, 2019, Mr. Hegarty will retire as Trustee.

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee. As of December 31, 2019, Mr. Hegarty will retire as Trustee and will no longer be a member of the Trust’s Audit Committee.

Trustees and Officers – continued

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust Company
111 Huntington Avenue	1 Lincoln Street
Boston, MA 02199-7618	Boston, MA 02111-2900
Portfolio Manager(s)	Independent Registered Public Accounting Firm
Ward Brown	Ernst & Young LLP
Nevin Chitkara	200 Clarendon Street
David Cole	Boston, MA 02116
Matt Ryan
Michael Skatrud

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2018 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of

Board Review of Investment Advisory Agreement – continued

MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 1st out of a total of 3 funds in the Broadridge performance universe for the five-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 8th out of a total of 8 funds for the one-year period and 2nd out of a total of 3 funds for the three-year period ended December 31, 2018. Given the size of the Broadridge performance universe and information previously provided by MFS regarding differences between the Fund and other funds in its Broadridge performance universe, the Trustees also reviewed the Fund’s performance in comparison to a custom benchmark developed by MFS. The Fund underperformed its custom benchmark for each of the one-, three- and five-year periods ended December 31, 2018 (one-year: -5.3% total return for the Fund versus -4.3% total return for the benchmark; three-year: 6.6% total return for the Fund versus 7.0% total return for the benchmark; five-year: 3.8% total return for the Fund versus 4.7% total return for the benchmark). Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and

Board Review of Investment Advisory Agreement – continued

related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS has agreed in writing to reduce its advisory fee, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and the Fund’s total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through an offering of preferred shares (which is not currently contemplated) or a material increase in the market value of the Fund’s portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/closedendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/closedendfunds by choosing the fund’s name.

Additional information about the fund (e.g. performance, dividends and the fund’s price history) is also available by clicking on the fund’s name under “Closed-End Funds” in the “Products” section of mfs.com.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $227,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 23.76% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

TRANSFER AGENT, REGISTRAR, AND

DIVIDEND DISBURSING AGENT

CALL

1-800-637-2304

9 a.m. to 5 p.m. Eastern time

WRITE

Computershare Trust Company, N.A.

P.O. Box 505005

Louisville, KY 40233-5005

New York Stock Exchange Symbol: MFV

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Michael Hegarty, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Hegarty, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

As of December 31, 2019, Mr. Hegarty will retire as Trustee and will no longer be a member of the Audit Committee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2019 and 2018, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2019	2018
Fees billed by E&Y:
MFS Special Value Trust	53,401	52,218

For the fiscal years ended October 31, 2019 and 2018, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by E&Y:
To MFS Special Value Trust	11,875	11,608	10,169	9,947	1,011	1,013

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Special Value Trust*	1,679,277	1,728,076	0	0	104,750	34,150

	Aggregate Fees for Non-audit Services
	2019	2018
Fees Billed by E&Y:
To MFS Special Value Trust, MFS and MFS Related Entities#	2,032,282	1,982,494

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Steven E. Buller, Michael Hegarty, James Kilman, Clarence Otis, Jr., and Ms. Maryanne L. Roepke.

As of December 31, 2019, Mr. Hegarty will retire as Trustee and will no longer be a member of the Audit Committee.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A copy of the proxy voting policies and procedures are attached hereto as EX-99.PROXYPOL.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the MFS Special Value Trust (the “Fund”) is set forth below. Each portfolio manager is primarily responsible for the day-to-day management of the Fund.

Effective December 31, 2019, Katherine Cannan will become a portfolio manager of the Fund.

	Primary Role	Since	Title and Five Year History
Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment area of MFS since 2005

Katherine Cannan	Equity Securities Portfolio Manager	December 2019	Investment Officer of MFS; employed in the investment area of MFS since 2013

Nevin Chitkara	Equity Securities Portfolio Manager	2012	Investment Officer of MFS; employed in the investment area of MFS since 1997

David Cole	Below Investment Grade Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 2004

Matt Ryan	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment area of MFS since 1997

Michael Skatrud	Below Investment Grade Debt Instruments Portfolio Manager	March 2018	Investment Officer of MFS; employed in the investment area of MFS since 2013

Compensation

MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2018, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2018, the following benchmarks were used to measure the following portfolio manager’s performance for the Fund:

Fund	Portfolio Manager	Benchmark(s)
MFS Special Value Trust	Ward Brown	JPMorgan Emerging Markets Bond Index Global

	Katherine Cannan[1]	Russell 1000® Value Index Lipper Large-Cap Core Funds Lipper Large-Cap Value Funds

	Nevin Chitkara	Russell 1000® Value Index Lipper Large-Cap Core Funds Lipper Large-Cap Value Funds

	David Cole	Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index JPMorgan Emerging Markets Bond Index Global Russell 1000® Value Index

	Matt Ryan	JPMorgan Emerging Markets Bond Index Global

	Michael Skatrud	Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index JPMorgan Emerging Markets Bond Index Global Russell 1000® Value Index

[1]	Information is as of December 31, 2019.

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund’s fiscal year ended October 31, 2019. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Ward Brown	N
Katherine Cannan[1]	N
Nevin Chitkara	N
David Cole	N
Matt Ryan	N
Michael Skatrud	N

[1]	Information is as of December 1, 2019.

Other Accounts

In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or sub-advised by MFS or an affiliate. The number and assets of these accounts were as follows as of the Fund’s fiscal year ended October 31, 2019:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ward Brown	7	$8.1 billion	6	$3.8 billion	6	$1.7 billion
Katherine Cannan (Will become a Portfolio Manager of the Fund on December 31, 2019)	0	N/A	0	N/A	0	N/A
Nevin Chitkara	19	$77.6 billion	8	$6.5 billion	40	$18.5 billion
David Cole	13	$9.3 billion	6	$2.6 billion	3	$193.1 million
Matt Ryan	9	$12.4 billion	7	$4.3 billion	6	$1.7 billion
Michael Skatrud	12	$9.3 billion	6	$1.1 million	3	$193.1 million

*	Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Special Value Trust

Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
11/01/18-11/30/18	0	N/A	0	714,470
12/01/18-12/31/18	0	N/A	0	714,470
1/01/19-1/31/19	0	N/A	0	714,470
2/01/19-2/28/19	0	N/A	0	714,470
3/01/19-3/31/19	0	N/A	0	714,470
4/01/19-4/30/19	0	N/A	0	714,470
5/01/19-5/31/19	0	N/A	0	714,470
6/01/19-6/30/19	0	N/A	0	714,470
7/01/19-7/31/19	0	N/A	0	714,470
8/01/19-8/31/19	0	N/A	0	714,470
9/01/19-9/30/19	0	N/A	0	714,470
10/1/19-10/31/19	0	N/A	0	718,972

Total	0	N/A	0

Note: The Board approved procedures to repurchase shares and reviews the results periodically. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on October 1st of each year. The programs conform to the conditions of Rule 10b-18 of the Securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (October 1 through the following September 30) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (October 1). The aggregate number of shares available for purchase for the October 1, 2019 plan year is 718,972.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

During the fiscal year ended October 31, 2019, there were no fees or income related to securities lending activities of the Registrant.

ITEM 13.	EXHIBITS.

(a)

(1)     Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)     Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

(c)	Proxy Voting Policies and Procedures pursuant to Item 7 of Form N-CSR. Attached hereto as EX-99.PROXYPOL.

(d)	Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1. Attached hereto as EX-99.19a-1.

Notice

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS SPECIAL VALUE TRUST

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: December 16, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: December 16, 2019

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 16, 2019

*	Print name and title of each signing officer under his or her signature.